Exhibit 99.1

[PFIZER LOGO]
For immediate release:	Joan Campion (Media)
February 8, 2016	(212) 733-2798

Charles Triano (Investor)
(212) 733-3901

Pfizer Names Executive Leadership Team For Combined Organization
Upon Close Of Proposed Allergan Transaction
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Pfizer will continue to manage its commercial operations through two distinct businesses – the innovative products business and the established products business – after the completion of the proposed transaction
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Pfizer continues to expect to make a decision about a potential separation of the combined company’s innovative and established businesses by no later than the end of 2018

NEW YORK, NY, February 8 – Pfizer Inc. (NYSE: PFE) today announced the executive leadership team for the combined Pfizer and Allergan plc (NYSE: AGN) business following the close of the proposed transaction.

As previously announced, following the closing, Brent Saunders will become President and Chief Operating Officer of the combined company with responsibility for the oversight of Pfizer and Allergan’s combined commercial businesses, manufacturing and strategy functions.

Effective immediately and through the closing of the transaction Pfizer’s Global Innovative Pharma (GIP) business and its Vaccines, Oncology and Consumer (VOC) business will operate separately under the leadership of Albert Bourla, currently Group President, VOC. Upon the closing of the transaction, the Vaccines and Oncology businesses will be combined with the GIP business, and Albert Bourla will become Group President, Global Innovative Pharma, leading all of these businesses.

In addition, following the close of the transaction, the combined company will create a new operating segment named Global Specialty and Consumer Brands that will include Pfizer’s Consumer Healthcare unit and Allergan’s ophthalmology and aesthetics businesses, and Botox Therapeutic and Cosmetic.  Bill Meury, currently Executive Vice President and President Branded Pharma at Allergan, will become Group President, Global Specialty and Consumer Brands, Pfizer.

After the close of the proposed transaction, Pfizer will continue to manage the combined company’s commercial operations through two distinct businesses: an Innovative Products business and an Established Products business. The Innovative Products business will be composed of two operating segments: the Global Innovative Pharmaceutical and the Global Specialty and Consumer Brands segment.  The Established Products business will continue to be led by John Young, and consist of the Global Established Pharmaceutical segment, including all legacy Hospira commercial operations.

Upon the close of the transaction, the following executives will be members of the company’s executive leadership team, reporting to Brent Saunders:

  Albert Bourla, Group President, Global Innovative Pharma
  Tony Maddaluna, Executive Vice President, President Pfizer Global Supply
  Bill Meury, Group President, Global Specialty and Consumer Brands
  Laurie Olson, Executive Vice President, Strategy, Portfolio and Commercial Operations
  John Young, Group President, Global Established Pharma

The following Pfizer executives are continuing in their roles reporting to Ian Read, Pfizer Chairman and Chief Executive Officer:

  Frank D’Amelio – Executive Vice President, Business Operations and Chief Financial Officer
  Mikael Dolsten – President, Worldwide Research and Development
  Chuck Hill – Executive Vice President, Worldwide Human Resources
  Rady Johnson – Executive Vice President, Chief Compliance and Risk Officer
  Doug Lankler – Executive Vice President, General Counsel
  Freda Lewis-Hall – Executive Vice President, Chief Medical Officer
  Sally Susman – Executive Vice President, Corporate Affairs

“We are creating an executive team that has deep industry knowledge, a proven track record of success and an unwavering commitment to the patients we serve.  I look forward to working with these outstanding leaders to achieve the full potential of this combination and fulfill our mission of becoming the premier biopharmaceutical company in our industry,” said Ian Read, Chairman and Chief Executive Officer of Pfizer. “We are designing the combined company to preserve and enhance our option to potentially separate the innovative and established businesses into separate companies in the future, and continue to expect to make a decision about any potential separation by no later than the end of 2018.”

Pfizer also announced that Geno Germano, Group President, Global Innovative Pharma Business, will be leaving the company.

“We thank Geno for his many contributions to Pfizer’s business over the past seven years,” continued Read.  “Under Geno’s leadership we have laid the foundation for the growth potential of our vaccines and oncology businesses, strengthened our in-line portfolio with products like Enbrel, Xeljanz and Eliquis and improved our innovative late-stage pipeline with programs like bococizumab and tanezumab.”

Pfizer and Allergan will continue to operate as two separate companies until the close of the transaction, which is expected in the second half of 2016, and is subject to certain conditions, including: receipt of regulatory approval in certain jurisdictions, including the United States and European Union; the receipt of necessary approvals from both Pfizer and Allergan shareholders; and the completion of Allergan’s pending divestiture of its generics business to Teva Pharmaceuticals Industries Ltd.

About Pfizer
At Pfizer, we apply science and our global resources to bring therapies to people that extend and significantly improve their lives. We strive to set the standard for quality, safety and value in the discovery, development and manufacture of health care products. Our global portfolio includes medicines and vaccines as well as many of the world's best-known consumer health care products. Every day, Pfizer colleagues work across developed and emerging markets to advance wellness, prevention, treatments and cures that challenge the most feared diseases of our time. Consistent with our responsibility as one of the world's premier innovative biopharmaceutical companies, we collaborate with health care providers, governments and local communities to support and expand access to reliable, affordable health care around the world. For more than 150 years, Pfizer has worked to make a difference for all who rely on us. To learn more, please visit us at www.pfizer.com.

NO OFFER OR SOLICITATION
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

This communication is not intended to be and is not a prospectus for the purposes of Part 23 of the Companies Act 2014 of Ireland (the “2014 Act”), Prospectus (Directive 2003/71/EC) Regulations 2005 (S.I. No. 324 of 2005) of Ireland (as amended from time to time) or the Prospectus Rules issued by the Central Bank of Ireland pursuant to section 1363 of the 2014 Act, and the Central Bank of Ireland (“CBI”) has not approved this communication.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed transaction between Pfizer Inc. (“Pfizer”) and Allergan plc (“Allergan”), Allergan will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a Joint Proxy Statement of Pfizer and Allergan that also constitutes a Prospectus of Allergan (the “Joint Proxy Statement/Prospectus”). Pfizer and Allergan plan to mail to their respective shareholders the definitive Joint Proxy Statement/Prospectus in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF PFIZER AND ALLERGAN ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PFIZER, ALLERGAN, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Pfizer and Allergan through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by Pfizer by contacting Pfizer Investor Relations at Bryan.Dunn@pfizer.com or by calling (212) 733-8917, and will be able to obtain free copies of the documents filed with the SEC by Allergan by contacting Allergan Investor Relations at investor.relations@actavis.com or by calling (862) 261-7488.

PARTICIPANTS IN THE SOLICITATION
Pfizer, Allergan and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Pfizer and Allergan in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Pfizer's directors and executive officers is contained in Pfizer’s proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on March 12, 2015, and certain of Pfizer’s Current Reports on Form 8-K. Information regarding Allergan’s directors and executive officers is contained in Allergan’s proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 24, 2015, and certain of Allergan’s Current Reports on Form 8-K.

Pfizer Cautionary Statement Regarding Forward-Looking Statements
This communication contains certain forward-looking statements with respect to the proposed transaction between Pfizer and Allergan. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use future dates or words such as “anticipate”, “target”, “possible”, “potential”, “predict”, “project”, “forecast”, “outlook”, “guidance”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “might”, “would”, “could” or “should” or other words, phrases or expressions of similar meaning or the negative thereof. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction, including anticipated future financial and operating results, synergies, accretion and growth rates, Pfizer’s, Allergan’s and the combined company’s plans, objectives, expectations and intentions, plans relating to share repurchases and dividends, the expected timing of completion of the transaction and the expected timing of a decision regarding a potential separation of the company’s innovative and established businesses. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement, adverse effects on the market price of Pfizer’s common stock and on Pfizer’s operating results because of a failure to complete the transaction in the anticipated time frame or at all, failure to realize the expected benefits and synergies of the transaction, restructuring in connection with the transaction and subsequent integration of Pfizer and Allergan, negative effects of the announcement or the consummation of the transaction on the market price of Pfizer’s common stock and on Pfizer’s operating results, risks relating to the value of the Allergan shares to be issued in the transaction, significant transaction costs and/or unknown liabilities, the risk of litigation and/or regulatory actions, the loss of key senior management or scientific staff, general economic and business conditions that affect the companies following the transaction, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax and other laws, regulations, rates and policies, future business combinations or disposals, competitive developments and the uncertainties inherent in research and development. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause Pfizer’s plans with respect to Allergan, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Pfizer assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law. A further description of risks and uncertainties can be found in Pfizer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results”, as well as in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and www.pfizer.com.

Applicability of the Irish Takeover Rules
As the transaction constitutes a "reverse takeover transaction" for the purposes of the Irish Takeover Panel Act, 1997, Takeover Rules, 2013, (the "Irish Takeover Rules"), Allergan is no longer in an offer period and therefore Rule 8 of the Irish Takeover Rules does not apply to the transaction from the date of the announcement of the transaction and therefore there is no longer a requirement to make dealing disclosures pursuant to Rule 8.

Statement Required by the Irish Takeover Rules
The directors of Pfizer accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Pfizer (who have taken all reasonable care to ensure that such is the case), the information contained in this communication for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Goldman Sachs International, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, and its affiliate, Goldman, Sachs & Co, are acting as joint financial adviser to Pfizer and no one else in connection with the proposed transaction. In connection with the proposed transaction, Goldman Sachs International and Goldman, Sachs & Co, their affiliates and their respective partners, directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Pfizer for providing the protections afforded to their clients or for giving advice in connection with the proposed transaction or any other matter referred to in this announcement.

Guggenheim Securities, LLC is a broker dealer registered with the United States Securities and Exchange Commission and is acting as financial advisor to Pfizer and no one else in connection with the proposed transaction. In connection with the proposed transaction, Guggenheim Securities, LLC, its affiliates and related entities and its and their respective partners, directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Pfizer for providing the protections afforded to their clients or for giving advice in connection with the proposed transaction or any other matter referred to in this announcement.

Unless otherwise defined, capitalised terms used in this Statement Required by the Irish Takeover Rules shall have the meaning given to them in the transaction-related press release issued by Pfizer and Allergan on November 23, 2015.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.

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